UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): February 6, 2018

Emerson Electric Co.
-------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
J. W. Prueher retired from the Board of Directors effective as of the election of Directors at the Company’s Annual Meeting of Shareholders on February 6, 2018 (the “Annual Meeting”). Mr. Prueher did not stand for re-election at the Annual Meeting in accordance with the requirement in the Company's Bylaws that an individual may not stand for election or re-election as a Director after the age of 72.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote at the Company’s 2018 Annual Meeting of Shareholders held on February 6, 2018 are as follows:

Proposal 1: The four Directors named in the Proxy Statement were elected by the shareholders, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
A. F. Golden	435,165,339	28,039,745	102,982,845
C. Kendle	450,917,188	12,287,896	102,982,845
J. S. Turley	447,200,928	16,004,156	102,982,845
G. A. Flach	456,829,307	6,375,777	102,982,845

Proposal 2: The appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2018 was ratified by the shareholders, by the votes set forth below:

For	Against	Abstain
555,874,615	8,814,815	1,498,499

Proposal 3: The Company's executive compensation, as described in the Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth below:

For	Against	Abstain	Broker Non-Votes
437,478,538	22,182,119	3,544,427	102,982,845

Proposal 4: The proposal to approve an amendment to the Company's Restated Articles of Incorporation to provide shareholders the right to amend the Company's Bylaws, as described in the Proxy Statement, which required the vote of 85% of outstanding shares in favor for approval, was not approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes	% of Outstanding Shares Voting For
459,955,098	1,890,131	1,359,855	102,982,845	72%

Proposal 5: The ratification of the Company's forum selection Bylaw, as described in the Proxy Statement, was not approved by the non-binding advisory votes of the shareholders set forth below:

For	Against	Abstain	Broker Non-Votes
226,922,668	233,491,042	2,791,374	102,982,845

Proposal 6: The shareholder proposal requesting the adoption of an independent Board Chair policy, as described in the Proxy Statement, was not approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
203,759,242	237,307,120	22,138,722	102,982,845

Proposal 7: The shareholder proposal requesting issuance of a political contributions report, as described in the Proxy Statement, was not approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
178,498,296	274,553,121	10,153,667	102,982,845

Proposal 8: The shareholder proposal requesting issuance of a lobbying report, as described in the Proxy Statement, was not approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
181,992,021	277,486,694	3,726,369	102,982,845

Proposal 9: The shareholder proposal regarding greenhouse gas emissions, as described in the Proxy Statement, was not approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
177,316,776	277,502,225	8,386,083	102,982,845

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)
Date: February 9, 2018	By:	/s/ John G. Shively
John G. Shively Assistant Secretary